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                                                                 EXHIBIT 10.3(g)

                    EIGHTH AMENDMENT TO EMPLOYMENT AGREEMENT



This Eighth Amendment to Employment Agreement is made and entered into as of September 26, 2001, by and between PriceSmart, Inc., a Delaware Corporation ("Employer") and Robert M. Gans ("Executive").


                                    RECITALS

     A) On September 20, 1994 an Employment Agreement was made and entered into by and between Executive and Employer's Assignor, Price Enterprises, Inc.

     B) On April 11, 1996, Section 2.3 of the Employment Agreement was amended, such that Executive became entitled to three weeks paid vacation each year.

     C) On July 23 1996, Section 2.1 of the Employment Agreement was amended, such that Executive's annual base salary was increased to $175,000.

     D) On April 28, 1997, Section 3.1 of the Employment Agreement was amended, such that Executive's employment term was extended to October 16, 1998.

     E) On August 29, 1997, the Employment Agreement and amendments thereto were assigned by Price Enterprises, Inc. to Employer.

     F) On September 2, 1997, Section 3.1 of the Employment Agreement was amended, such that Executive's employment term was extended to October 16, 2000.

     G) Effective October 1, 1999, Section 2.1 of the Employment Agreement was amended, such that Executive's annual base salary was increased to $180,000.

     H) Effective July 18, 2000, Section 3.1 of the Employment Agreement was amended, such that Executive's employment term was extended to October 16, 2001.

     I) Employer and Executive now desire to further amend the Employment Agreement, as set forth hereinbelow:


                                    AGREEMENT

     1)   Section 3.1 of the Employment Agreement, which currently provides:


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          3.1 TERM. The term of Executive's employment hereunder shall commence on October 17, 1994 and shall continue until October 16, 2001 unless sooner terminated or extended as hereinafter provided (the "Employment Term").

is hereby amended, effective as of September 26, 2001, to provide as follows:

          3.1 TERM. The term of Executive's employment hereunder shall commence on October 17, 1994 and shall continue until October 16, 2002 unless sooner terminated or extended as hereinafter provided (the "Employment Term").

     2) All other terms of the Employment Agreement, as amended, shall remain unaltered and fully effective.



Executed in San Diego, California, as of the date first written above.




EXECUTIVE                                               EMPLOYER

                                               PriceSmart, INC.

Robert M. Gans                                 By: /S/ GILBERT A. PARTIDA
                                                   ----------------------

/S/ ROBERT M. GANS                             Name: GILBERT A. PARTIDA
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                                               Its: PRESIDENT/CEO
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